MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND
                           MAXUS OHIO HEARTLAND FUND
                          MAXUS AGGRESSIVE VALUE FUND

                                INVESTOR SHARES
                              INSTITUTIONAL SHARES

MAXUS INCOME FUND has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.

MAXUS EQUITY FUND has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities.

MAXUS LAUREATE FUND has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This Fund pursues its objective by investing primarily in other mutual funds which invest on a global basis.

MAXUS OHIO HEARTLAND FUND has an investment objective of obtaining a high total return (a combination of income and capital appreciation). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio.

MAXUS AGGRESSIVE VALUE FUND has an investment objective of obtaining capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                           PROSPECTUS/April 30, 2000

                               MAXUS INCOME FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities (such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities). Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

    Maxus Income Fund will alter the composition of its portfolio as economic and market trends change. The Adviser will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. Maxus Income Fund may invest in debt securities of any maturity.

    In selecting corporate debt securities for Maxus Income Fund the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's Corporation and/or (ii) unrated securities which, in the opinion of the Adviser, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of this Prospectus for a description of these ratings.

    In selecting closed-end funds for Maxus Income Fund, the Adviser will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by Maxus Income Fund in selecting its direct investments in corporate debt securities. Such closed-end funds may invest in debt securities of United States or foreign issuers.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Income Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Debt Securities Risks. The Fund's portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

    - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

    - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

    - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

    Closed-End Funds. The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.

Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

    In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in "Debt Securities Risks".

    Also, certain of the closed-end funds in which Maxus Income Fund invests may invest part or all of their assets in debt securities of foreign issuers. Such investments involve the following additional risks:

    - Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

    - There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Income Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               MAXUS INCOME FUND
                                INVESTOR SHARES
                                    [GRAPH]

1990                                                                              1.70%
1991                                                                             19.30%
1992                                                                              7.90%
1993                                                                              8.70%
1994                                                                             -4.50%
1995                                                                             16.40%
1996                                                                              9.20%
1997                                                                             11.50%
1998                                                                              3.50%
1999                                                                             -5.70%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ending March 31, 1991) and the lowest return for a quarter was -4.56% (quarter ending December 31, 1999).

       AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR    5 YEARS    10 YEARS
- ------------------------------------------  --------    -------    --------
Maxus Income Fund.......................     -5.72%      6.72%       6.53%
Ryan Labs Treasury Index*...............     -6.21%      6.86%       6.90%
Lehman Intermediate Corporate Index**...      0.16%      7.77%       7.89%

- ---------------

 * The Ryan Labs Treasury Index is an equal weighted index of all Treasuries having maturities longer than one year.

** The Lehman Intermediate Corporate Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                               MAXUS EQUITY FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN STRATEGIES

    The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This Fund pursues this objective by investing primarily in equity securities of both smaller and larger companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Equity Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While Maxus Equity Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Equity Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               MAXUS EQUITY FUND
                                INVESTOR SHARES
                                    [GRAPH]

1990                                                                            -10.80%
1991                                                                             36.40%
1992                                                                             13.60%
1993                                                                             24.50%
1994                                                                              0.60%
1995                                                                             22.40%
1996                                                                             19.10%
1997                                                                             28.20%
1998                                                                             -8.70%
1999                                                                             12.90%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 27.03% (quarter ending March 31, 1991) and the lowest return for a quarter was -21.06% (quarter ending September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR    5 YEARS    10 YEARS
- ------------------------------------------  --------    -------    --------
Maxus Equity Fund.......................     12.93%      14.02%     12.80%
Lipper Multicap Value Index*............      5.94%      17.82%     13.03%
Value Line Arithmetic Index**...........     10.56%      17.78%     13.46%

- ---------------

 * The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges.

** The Value Line Arithmetic Index is an equal weighted index of the more than 1,700 stocks followed by Value Line Publishing, Inc.

                              MAXUS LAUREATE FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGY

    The investment objective at Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. The Fund pursues this objective by investing primarily in other mutual funds which invest on a global basis. The Fund will structure its portfolio of mutual funds by (1) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

    The Fund may also seek to achieve its objective by investing in mutual funds whose investment objectives are to provide investment results which either (i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of (for example, two times) the performance of a recognized stock price index ("leveraged index funds"),

(iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

    The Fund may invest in index funds and/or leveraged index funds when the Adviser believes that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. The Fund may invest in bear funds and/or leveraged bear funds when the Adviser believes that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

    Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, a sub-custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

MAIN RISKS

    Volatility. The value of securities in Maxus Laureate Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Foreign Exposure. Many of the underlying funds in which this Fund invests have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

    Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

    Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

    Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

    Industry Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                              MAXUS LAUREATE FUND
                                INVESTOR SHARES
                                    [GRAPH]

1994                                                                              -3.4%
1995                                                                              14.4%
1996                                                                              21.0%
1997                                                                               5.5%
1998                                                                              35.1%
1999                                                                              50.6%



    During the 6-year period shown in the bar chart, the highest return for a quarter was 27.10% (quarter ending December 31, 1999) and the lowest return for a quarter was -7.60% (quarter ending December 31, 1997).

       AVERAGE ANNUAL TOTAL RETURNS           PAST      PAST        SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR   5 YEARS    INCEPTION
- ------------------------------------------  --------   -------    ---------
Maxus Laureate Fund.....................     50.58%    25.36%      18.61%
Morgan Stanley Capital
  International World Index*............     24.94%    19.76%      16.65%

- ---------------

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                           MAXUS OHIO HEARTLAND FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The Fund pursues this objective primarily by investing in equity securities of companies headquartered in the State of Ohio. Under normal circumstances the Fund will invest at least 65% of its total assets in such securities. Equity securities consist of common stock and securities convertible into common stock. In selecting such companies, the Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.

    While investments may be made in all types and sizes of companies headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion, many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues less than $25,000,000.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Ohio Heartland Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Geographic Concentration. Since this Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risk which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. While Maxus Ohio Heartland Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Ohio Heartland Fund by showing changes in the Fund's performance over the life of the Fund and by showing how the Fund's average annual returns for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           MAXUS OHIO HEARTLAND FUND
                                INVESTOR SHARES
                                    [GRAPH]

1999                                                                              -11.0%

    During the one year period shown in the bar chart, the highest return for a quarter was 15.69% (quarter ending June 30, 1999) and the lowest return for a quarter was -12.12% (quarter ending September 30, 1999).

             AVERAGE ANNUAL TOTAL RETURNS                    PAST
      (FOR THE PERIODS ENDING DECEMBER 31, 1999)           ONE YEAR
      ------------------------------------------           --------
Maxus Ohio Heartland Fund..............................    -11.03%
Russell 2000 Index*....................................     20.89%

- ---------------

* The Russell 2000 Index is a market capitalization weighted index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

                          MAXUS AGGRESSIVE VALUE FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objectives of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between

$10,000,000 and $200,000,000. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

    As a result of its focus on smaller companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more "aggressive" than other mutual funds having a "value" style of investing.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Aggressive Value Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance over the life of the Fund and by showing how the Fund's average annual returns for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          MAXUS AGGRESSIVE VALUE FUND
                                INVESTOR SHARES
                                    [GRAPH]

1999                                                                             21.2%

    During the one year period shown in the bar chart, the highest return for a quarter was 21.19% (quarter ending June 30, 1999) and the lowest return for a quarter was -8.82% (quarter ending September 30, 1999).

              AVERAGE ANNUAL TOTAL RETURNS                    PAST
       (FOR THE PERIODS ENDING DECEMBER 31, 1999)           ONE YEAR
       ------------------------------------------           --------
Maxus Aggressive Value Fund.............................     21.19%
Lipper Small Cap Value Index*...........................      1.32%

- ---------------

* The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

                         FEES AND EXPENSES OF THE FUNDS

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

    Annual Fund Operating Expenses (expenses that are deducted from Fund).

                                                                                         MAXUS                    MAXUS OHIO
                             MAXUS INCOME FUND          MAXUS EQUITY FUND            LAUREATE FUND*             HEARTLAND FUND
                          ------------------------   ------------------------   ------------------------   ------------------------
                          INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL
                           CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS
                          --------   -------------   --------   -------------   --------   -------------   --------   -------------
Management Fees.........    1.00%        1.00%         1.00%        1.00%         1.00%        1.00%         1.00%        1.00%
Distribution and/or
  Service (12b-1)
  Fees..................    0.50%        0.00%         0.50%        0.00%         0.50%        0.00%         0.50%        0.00%
Other Expenses..........    0.41%        0.41%         0.33%        0.33%         0.42%        0.42%         1.38%        1.38%
Total Annual Fund
  Operating Expenses....    1.91%        1.41%         1.83%        1.33%         1.92%        1.42%         2.88%        2.38%

                              MAXUS AGGRESSIVE
                                 VALUE FUND
                          ------------------------
                          INVESTOR   INSTITUTIONAL
                           CLASS         CLASS
                          --------   -------------
Management Fees.........    1.00%        1.00%
Distribution and/or
  Service (12b-1)
  Fees..................    0.50%        0.00%
Other Expenses..........    0.60%        0.60%
Total Annual Fund
  Operating Expenses....    2.10%        1.60%

* Expenses shown do not include expenses of the underlying funds in which Maxus Laureate Fund invests.

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

    EXAMPLES: THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Investor Shares
Maxus Income Fund.....................   $194     $600     $1,032     $2,233
Maxus Equity Fund.....................   $186     $576     $  990     $2,148
Maxus Laureate Fund...................   $195     $603     $1,037     $2,243
Maxus Ohio Heartland Fund.............   $291     $892     $1,518     $3,204
Maxus Aggressive Value Fund...........   $213     $658     $1,129     $2,431
Institutional Shares
Maxus Income Fund.....................   $144     $446     $  771     $1,691
Maxus Equity Fund.....................   $135     $421     $  729     $1,601
Maxus Laureate Fund...................   $145     $449     $  776     $1,702
Maxus Ohio Heartland Fund.............   $241     $742     $1,270     $2,716
Maxus Aggressive Value Fund...........   $163     $505     $  871     $1,900

                             HOW TO PURCHASE SHARES

    By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

INVESTOR SHARES

    Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

INSTITUTIONAL SHARES

    Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

    A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

SHAREHOLDERS' ACCOUNTS

    When a shareholder invests in a Fund, Mutual Shareholder Services ("Mutual Shareholder Services"), the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

INITIAL PURCHASE

The initial purchase may be made by check or by wire in the following manner:

BY CHECK. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund, mailed to: Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114.

BY WIRE. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:
Firstar, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Firstar Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (216) 736-3500. The investor's bank may charge a fee for the wire transfer of funds.

SUBSEQUENT PURCHASES

Investors may make additional purchases in the following manner:

BY CHECK. Checks made payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, OH 44114.

BY WIRE. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

BY TELEPHONE. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (216) 736-3500 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

SYSTEMATIC INVESTMENT PLAN

    The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call Mutual Shareholder Services at (216) 736-3500 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

PRICE OF SHARES

    The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities.

    The assets of the Funds (except Maxus Laureate Fund) are valued primarily on the basis of market quotations. The assets of Maxus Laureate Fund are valued primarily on the basis of the reported net asset values of the underlying mutual funds in which this Fund invests.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES

    Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.

                              HOW TO REDEEM SHARES

    All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

REDEMPTION BY MAIL

    Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

    If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (216) 736-3500.

    You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

REDEMPTION BY TELEPHONE

    Shares may be redeemed by telephone by calling Mutual Shareholder Services at (216) 736-3500 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

OTHER INFORMATION CONCERNING REDEMPTION

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

    Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

    Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

                           SYSTEMATIC WITHDRAWAL PLAN

    Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Mutual Shareholder Services at (216) 736-3500.

                             INVESTMENT MANAGEMENT

THE INVESTMENT ADVISER

    Each Fund has retained as its investment adviser Maxus Asset Management Inc (the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients.

    Subject to the supervision of each Fund's Board of Trustees, the Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund.

    During 1999, the Adviser received from each Fund as compensation for its services an annual fee of 1% of such Fund's net assets.

PORTFOLIO MANAGERS

    Richard A. Barone has been the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund since the inception of each Fund. Mr. Barone has been President of the Adviser since 1976.

    Alan Miller has been the portfolio manager of Maxus Laureate Fund since January 1, 1995. Mr. Miller has been a portfolio manager with the Adviser since 1994.

    Denis J. Amato has been the portfolio manager of the Maxus Ohio Heartland Fund since its inception. Mr. Amato has been Chief Investment Officer of Gelfand Maxus Asset Management Inc., a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

RULE 12b-1 PLAN (INVESTOR SHARES ONLY)

    Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing and servicing fees to the Distributor for the sale, distribution and customer servicing of each Fund's Investor Shares. Such fees are payable at the annual rate of .50% of the average daily net assets of the Investor Shares of each Fund. Because Investor Shares pay marketing and servicing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and fees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

    In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

    If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

    Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

    Fund distributions may be both dividends and capital gains. Generally, distributions from Maxus Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

                              GENERAL INFORMATION

    Maxus Laureate Fund is not available to residents of the State of Montana.

    Shares of each Fund are offered exclusively by the Fund's Distributor, Maxus Securities Corp. an affiliate of the Adviser. The Distributor's address is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

    Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Mutual Shareholder Services (an affiliate of the Advisor), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent.

    McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

    McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue E., Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

                               MAXUS INCOME FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                       01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                          TO         TO         TO         TO         TO
   INVESTOR SHARES     12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------     --------   --------   --------   --------   --------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 10.61    $ 11.31    $ 10.78    $ 10.54    $  9.73
Net Investment
  Income.............     0.86       0.72       0.67       0.70       0.72
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........    (1.43)     (0.33)      0.53       0.24       0.81
                       -------    -------    -------    -------    -------
Total From Investment
  Operations.........    (0.57)      0.39       1.20       0.94       1.53
Distributions
  Net Investment
    Income...........    (0.82)     (0.72)     (0.67)     (0.70)     (0.72)
  Capital Gains......       --      (0.37)        --         --         --
  Return of
    Capital..........       --         --         --         --         --
                       -------    -------    -------    -------    -------
Total
  Distributions......    (0.82)     (1.09)     (0.67)     (0.70)     (0.72)
                       -------    -------    -------    -------    -------
NET ASSET VALUE:
  End of Period......  $  9.22    $ 10.61    $ 11.31    $ 10.78    $ 10.54
                       =======    =======    =======    =======    =======
Total Return.........    (5.72%)     3.49%     11.47%      9.20%     16.15%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........   24,023     39,650     38,620     35,728     37,387
Ratio of Expenses to
  Average Net
  Assets.............     1.91%      1.87%      1.91%      1.92%      1.90%
Ratio of Net Income
  to Average Net
  Assets.............     7.87%      6.52%      6.08%      6.50%      7.01%
Portfolio Turnover
  Rate...............       51%        59%        70%        78%       121%

                       01/01/99   02/01/98**
                          TO          TO
INSTITUTIONAL SHARES   12/31/99    12/31/98
- --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 10.62      $ 11.31
Net Investment
  Income.............     0.87         0.33
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........    (1.43)       (0.50)
                       -------      -------
Total From Investment
  Operations.........    (0.56)       (0.17)
Distributions
  Net Investment
    Income...........    (0.83)       (0.33)
  Capital Gains......       --        (0.19)
  Return of
    Capital..........       --           --
                       -------      -------
Total
  Distributions......    (0.83)       (0.52)
                       -------      -------
NET ASSET VALUE:
  End of Period......  $  9.23      $ 10.62
                       =======      =======
Total Return.........    (5.61%)       3.54%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........    2,540          426
Ratio of Expenses to
  Average Net
  Assets.............     1.41%        1.37%*
Ratio of Net Income
  to Average Net
  Assets.............     8.37%        7.02%*
Portfolio Turnover
  Rate...............       51%          59%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                               MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                       01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                          TO         TO         TO         TO         TO
   INVESTOR SHARES     12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------     --------   --------   --------   --------   ---------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 15.92    $ 18.23    $ 16.00     $14.57     $12.95
Net Investment
  Income.............     0.19       0.20       0.15       0.27       0.30
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........     1.86      (1.80)      4.33       2.50       2.60
                       -------    -------    -------     ------     ------
Total From Investment
  Operations.........     2.05      (1.60)      4.48       2.77       2.90
Distributions
  Net Investment
    Income...........    (0.23)     (0.20)     (0.15)     (0.27)     (0.27)
  Capital Gains......    (0.25)     (0.51)     (2.10)     (1.07)     (1.01)
  Return of
    Capital..........       --         --         --         --         --
                       -------    -------    -------     ------     ------
Total
  Distributions......    (0.48)     (0.71)     (2.25)     (1.34)     (1.28)
                       -------    -------    -------     ------     ------
NET ASSET VALUE:
  End of Period......  $ 17.49    $ 15.92    $ 18.23     $16.00     $14.57
                       =======    =======    =======     ======     ======
Total Return.........    12.93%     -8.74%     28.16%     19.13%     22.43%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........   39,885     53,279     55,637     38,765     31,576
Ratio of Expenses to
  Average Net
  Assets.............     1.83%      1.80%      1.87%      1.90%      1.96%
Ratio of Net Income
  to Average Net
  Assets.............     1.12%      1.15%      1.80%      1.71%      2.01%
Portfolio Turnover
  Rate...............       78%       118%        89%       111%       173%

                       01/01/99   02/01/98**
                          TO          TO
INSTITUTIONAL SHARES   12/31/99    12/31/98
- --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 15.92      $ 15.92
Net Investment
  Income.............     0.25           --
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........     1.86           --
                       -------      -------
Total From Investment
  Operations.........     2.11           --
Distributions Net
  Investment Income..    (0.26)          --
  Capital Gains......    (0.25)          --
  Return of
    Capital..........       --           --
                       -------      -------
Total
  Distributions......    (0.51)          --
                       -------      -------
NET ASSET VALUE:
  End of Period......  $ 17.52      $ 15.92
                       =======      =======
Total Return.........    13.26%        0.00%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........      546            0
Ratio of Expenses to
  Average Net
  Assets.............     1.33%        1.30%*
Ratio of Net Income
  to Average Net
  Assets.............     1.62%        1.65%*
Portfolio Turnover
  Rate...............       78%         118%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                              MAXUS LAUREATE FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                        01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                           TO         TO         TO         TO         TO
   INVESTOR SHARES      12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------      --------   --------   --------   --------   --------
NET ASSET VALUE:
  Beginning of
    Period............   $13.29     $10.38     $10.82     $ 9.82     $ 9.62
Net Investment
  Income..............    (0.07)     (0.12)      0.52      (0.08)     (0.19)
Net Gains or Losses on
  Securities (realized
  and unrealized).....     6.78       3.76       0.07       2.14       1.57
                         ------     ------     ------     ------     ------
Total From Investment
  Operations..........     6.71       3.64       0.59       2.06       1.38
Distributions
  Net Investment
    Income............       --         --      (0.52)        --         --
  Capital Gains.......    (0.81)     (0.73)     (0.51)     (1.06)     (1.18)
  Return of Capital...       --         --         --         --         --
                         ------     ------     ------     ------     ------
Total Distributions...    (0.81)     (0.73)     (1.03)     (1.06)     (1.18)
                         ------     ------     ------     ------     ------
NET ASSET VALUE:
  End of Period.......   $19.19     $13.29     $10.38     $10.82     $ 9.82
                         ======     ======     ======     ======     ======
Total Return..........    50.58%     35.14%      5.49%     21.03%     14.41%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands).........   32,324      8,059      3,395      3,156      1,510
Ratio of Expenses to
  Average Net
  Assets..............     1.92%      2.63%      2.49%      3.92%      3.85%
Ratio of Net Income to
  Average Net
  Assets..............    -0.49%     -1.10%      4.19%     -0.73%     -1.69%
Portfolio Turnover
  Rate................     1172%      2792%      1511%      1267%      1377%

                        01/01/99   02/01/98**
                           TO          TO
 INSTITUTIONAL SHARES   12/31/99    12/31/98
 --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period............   $13.30      $10.38
Net Investment
  Income..............     0.03       (0.11)
Net Gains or Losses on
  Securities (realized
  and unrealized).....     6.78        3.76
                         ------      ------
Total From Investment
  Operations..........     6.81        3.65
Distributions
  Net Investment
    Income............       --          --
  Capital Gains.......    (0.81)      (0.73)
  Return of Capital...       --          --
                         ------      ------
Total Distributions...    (0.81)      (0.73)
                         ------      ------
NET ASSET VALUE:
  End of Period.......   $19.30      $13.30
                         ======      ======
Total Return..........    51.29%      35.24%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands).........    1,230           9
Ratio of Expenses to
  Average Net
  Assets..............     1.42%       2.13%*
Ratio of Net Income to
  Average Net
  Assets..............     0.01%      -0.60%*
Portfolio Turnover
  Rate................     1172%       2792%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                           MAXUS OHIO HEARTLAND FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                 01/01/99   02/01/98**
                                                    TO          TO
                INVESTOR SHARES                  12/31/99    12/31/98
                ---------------                  --------   ----------
NET ASSET VALUE:
  Beginning of Period..........................  $   8.16    $  10.00
Net Investment Income..........................     (0.07)      (0.05)
Net Gains or Losses on Securities (realized and
  unrealized)..................................     (0.83)      (1.79)
                                                 --------    --------
Total From Investment Operations...............     (0.90)      (1.84)
Distributions
  Net Investment Income........................        --          --
  Capital Gains................................        --          --
  Return of Capital............................        --          --
                                                 --------    --------
Total Distributions............................        --          --
                                                 --------    --------
NET ASSET VALUE:
  End of Period................................  $   7.26    $   8.16
                                                 ========    ========
Total Return...................................    -11.03%     -18.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)........     1,057       1,234
Ratio of Expenses to Average Net Assets........      2.88%       3.24%*
Ratio of Net Income to Average Net Assets......     -0.94%      -0.88%*
Portfolio Turnover Rate........................        33%          7%*

                                                 01/01/99   02/01/98**
                                                    TO          TO
             INSTITUTIONAL SHARES                12/31/99    12/31/98
             --------------------                --------   ----------
NET ASSET VALUE:
  Beginning of Period..........................  $   8.18    $  10.00
Net Investment Income..........................     (0.04)      (0.03)
Net Gains or Losses on Securities (realized and
  unrealized)..................................     (0.83)      (1.79)
                                                 --------    --------
Total From Investment Operations...............     (0.87)      (1.82)
Distributions
  Net Investment Income........................        --          --
  Capital Gains................................        --          --
  Return of Capital............................        --          --
                                                 --------    --------
Total Distributions............................        --          --
                                                 --------    --------
NET ASSET VALUE:
  End of Period................................  $   7.31    $   8.18
                                                 ========    ========
Total Return...................................    -10.64%     -18.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)........       834         753
Ratio of Expenses to Average Net Assets........      2.38%       2.74%*
Ratio of Net Income to Average Net Assets......     -0.44%      -0.38%*
Portfolio Turnover Rate........................        33%          7%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                          MAXUS AGGRESSIVE VALUE FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                      01/01/99   02/01/98**
                                                         TO          TO
                  INVESTOR SHARES                     12/31/99    12/31/98
                  ---------------                     --------   ----------
NET ASSET VALUE:
  Beginning of Period...............................   $ 4.80      $  5.00
Net Investment Income...............................    (0.06)       (0.07)
Net Gains or Losses on Securities (realized and
  unrealized).......................................     1.08        (0.09)
                                                       ------      -------
Total From Investment Operations....................     1.02        (0.16)
Distributions
  Net Investment Income.............................       --           --
  Capital Gains.....................................    (0.24)       (0.04)
  Return of Capital.................................       --           --
                                                       ------      -------
Total Distributions.................................    (0.24)       (0.04)
                                                       ------      -------
NET ASSET VALUE:
  End of Period.....................................   $ 5.58      $  4.80
                                                       ======      =======
Total Return........................................    21.19%       -3.27%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands).............    9,128        3,159
Ratio of Expenses to Average Net Assets.............     2.10%        2.69%*
Ratio of Net Income to Average Net Assets...........    -0.82%       -1.33%*
Portfolio Turnover Rate.............................       96%         109%*

                                                     01/01/99    02/01/98**
                                                        TO           TO
               INSTITUTIONAL SHARES                 12/31/1999    12/31/98
               --------------------                 ----------   ----------
NET ASSET VALUE:
  Beginning of Period.............................    $ 4.82       $  5.00
Net Investment Income.............................     (0.04)        (0.05)
Net Gains or Losses on Securities (realized and
  unrealized).....................................      1.08         (0.09)
                                                      ------       -------
Total From Investment Operations..................      1.04         (0.14)
Distributions
  Net Investment Income...........................        --            --
  Capital Gains...................................     (0.24)        (0.04)
  Return of Capital...............................        --            --
                                                      ------       -------
Total Distributions...............................     (0.24)        (0.04)
                                                      ------       -------
NET ASSET VALUE:
  End of Period...................................    $ 5.62       $  4.82
                                                      ======       =======
Total Return......................................     21.60%        -2.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)...........     3,283         1,156
Ratio of Expenses to Average Net Assets...........      1.60%         2.19%*
Ratio of Net Income to Average Net Assets.........     -0.32%        -0.83%*
Portfolio Turnover Rate...........................        96%          109%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                   APPENDIX A
                          DESCRIPTION OF BOND RATINGS*

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

    BB, B, CCC AND CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

- ---------------

* As described by Standard & Poor's Corporation.

                    TABLE OF CONTENTS
                    -----------------
RISK/RETURN SUMMARY.......................................         2
HOW TO PURCHASE SHARES....................................        19
HOW TO REDEEM SHARES......................................        23
SYSTEMATIC WITHDRAWAL PLAN................................        25
INVESTMENT MANAGEMENT.....................................        26
DIVIDENDS, DISTRIBUTIONS AND TAXES........................        27
GENERAL INFORMATION.......................................        28
FINANCIAL HIGHLIGHTS......................................        29
APPENDIX A................................................        39

    A Statement of Additional Information (SAI) dated April 30, 2000, is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at 1-800-44-MAXUS.

    Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.
                   The Maxus Funds
                   The Tower at Erieview, 36th Floor
                   1301 East Ninth Street
                   Cleveland, Ohio 44114
                   (216) 687-1000


Investment Company Act File Nos:                              Income Fund:               811-4144
                                                              Equity Fund:               811-5865
                                                              Laureate Fund:             811-7516
                                                              Ohio Heartland and
                                                              Aggressive Value Funds:    811-8499

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2000

                                  MAXFUND TRUST
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


         Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are separate diversified portfolios of MaxFund Trust, an open-end management investment company. The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of capital appreciation and income). The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. This Statement of Additional Information is not a prospectus. A copy of the Funds' prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000.

         The date of this Statement of Additional Information and of the prospectus to which it relates is April 30, 2000.

                                TABLE OF CONTENTS

CAPTION                                            PAGE     LOCATION IN PROSPECTUS
- -------                                            ----     ----------------------
Fund History                                        3       Not Applicable

Investments and Risks                               3       Maxus Ohio Heartland  Fund -
                                                            Risk/Return Summary
                                                            Maxus Aggressive Value Fund -
                                                            Risk/Return Summary

Management of the Fund                              5       Investment Management

Ownership of Shares                                 7       Not Applicable

Investment Advisory and Other Services              7       Investment Management

Capital Stock and Other Securities                 10       Not Applicable

Purchase, Redemption and Pricing                   10       How to Purchase Shares/
                                                            How to Redeem Shares

Taxation of Fund                                   11       Dividends, Distributions and Taxes

Distributor                                        12       Investment Management

Performance Data                                   12       Not Applicable

Financial Statements                               15       Maxus Equity Fund - Financial Highlights

                                  FUND HISTORY

         MaxFund Trust (the "Trust") was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated November 7, 1997.


                              INVESTMENTS AND RISKS

CLASSIFICATION

         Each of the Funds is a diversified portfolio of the Trust, an open-end management investment company.

INVESTMENT STRATEGIES AND RISKS

         The principal investment strategies used by each Fund to pursue its investment objective, together with the principal risks of investing in such Fund, are described in the Prospectus under the heading "Maxus Ohio Heartland Fund - Risk/Return Summary" and "Maxus Aggressive Value Fund - Risk/Return Summary."

         Described below are certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies.

         Maxus Ohio Heartland Fund may invest a portion of its total assets in high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor's) and other money market instruments, investment grade corporate debt securities (i.e., rated BBB or better by Standard & Poor's), preferred stock and equity securities of companies not headquartered in Ohio.

         Maxus Aggressive Value Fund may invest a portion of its total assets in high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor's) and other money market instruments, investment grade corporate debt securities (i.e., rated BBB or better by Standard & Poor's), preferred stock and equity securities of companies having a market value of more than $200,000,000.

         The portfolio of each Fund will be exposed to the following additional risks in connection with its investments in debt securities:

    - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. To the extent that a Fund invests in debt securities, the net asset value of the Fund may decrease during period of rising interest rates.

    - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. To the extent that a Fund invests in debt securities, the net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increases.

    - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

FUND POLICIES

         Each Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

                  1. invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

                  2. acquire more than 10% of the outstanding voting securities of any one issuer;

                  3. invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

                  4. invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition;

                  5. invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 3% of the total outstanding voting stock of such closed-end company.

                  6. Invest more than 10% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

                  7. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

                  8. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described above under the caption "Lending of Portfolio Securities."

                  9. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

                  10. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

                  11. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

                  12. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

                  13. Invest for the purpose of exercising control or management of another issuer.

                  14. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

                  15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

                  16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

                  17. Issue senior securities as defined in the Act.

                  18. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

DEFENSIVE INVESTMENTS

         When the Adviser believes that market conditions warrant a temporary defensive posture, each Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as money market mutual funds, commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PORTFOLIO TURNOVER

         The Funds are not restricted with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. The portfolio turnover rates in 1999 and 1998 for Maxus Ohio Heartland Fund were 33%, and 7%, respectively. The portfolio turnover rates in 1999 and 1998 for Maxus Aggressive Value Fund were 96%, and 109%, respectively. A high rate of portfolio turnover in any year will increase custodial transaction charges paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.


                             MANAGEMENT OF THE FUNDS

         The Board of Trustees is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The day-to-day operations of each Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of each Fund. Each Trustee who is or may be deemed to be an "interested person" of the Funds, as defined in the Act, is indicated by an asterisk. Each Trustee of the Funds is also a Trustee of Maxus Income Fund, Maxus Equity Fund, and Maxus Laureate Fund, three other open-end management investment companies.


                                            Position Held                  Principal Occupation(s)
Name and Address                            With the Fund                    During Past 5 Years
- ----------------                            -------------                  ---------------------

Richard A. Barone*                          Chairman,                  President of Maxus Securities
The Tower at Erieview, 36th Floor           Treasurer                  Corp (broker-dealer), Maxus
1301 East Ninth Street                      and Trustee                Asset Management Inc. (invest-
Cleveland, Ohio 44114                                                  ment adviser) and Resource Management
                                                                       Inc., dba Maxus Investment Group
                                                                       (financial services)

Raj Aggarwal PhD.                           Trustee                    Professor of Finance
John Carroll University                                                John Carroll University
20700 North Park Blvd.
University Heights, OH  44118

Denis J. Amato*                             Trustee                    Chief Investment Officer, Gelfand.
The Tower at Erieview, 36th Floor                                      Maxus Asset Management, Inc. (invest-
1301 East Ninth Street                                                 ment adviser) since 1997; previously,
Cleveland, Ohio 44114                                                  Managing Director, Gelfand Partners Asset
                                                                       Management (investment adviser)


Kent W. Clapp                               Trustee                    Chairman, Medical Mutual of Ohio
2060 East Ninth Street                                                 (health insurer)
Cleveland, Ohio  44114

Robert H. Fritz                             Trustee                    Retired
12613 West Lake Road
Vermillion, Ohio  44089

Steven M. Kasarnich                         Trustee                    President/Business Manager, Northeast
47 Alice Drive                                                         Ohio District Council of Carpenters;
Akron, Ohio  44319                                                     Executive Secretary-Treasurer, Ohio
                                                                       State Council of Carpenters

Burton D. Morgan                            Trustee                    Chairman, Morgan Bank (bank);
Park Place                                                             President, Basic Search, Inc.
10 West Streetsboro Road                                               (venture capital); Chairman,
Hudson, Ohio  44236                                                    Multi-Color Corporation (printing);
                                                                       Chairman, Morgan Funshares, Inc. (mutual
                                                                       fund)

Michael A. Rossi, C.P.A.                    Trustee                    Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Joseph H. Smith                             Trustee                    Chief Financial Officer, Diocese of
1404 East Ninth Street                                                 Cleveland
8th Floor
Cleveland, Ohio  44114

Robert J. Conrad                            Vice President             Vice President, Resource Management,
The Tower at Erieview, 36th Floor                                      Inc.; formerly Vice President, American
1301 East Ninth Street                                                 Income Plus
Cleveland, Ohio  44114

Robert W. Curtin                            Secretary                  Senior Vice President and Secretary,
The Tower at Erieview, 36th Floor                                      Maxus Securities Corp; formerly
1301 East Ninth Street                                                 Executive Vice President,
Cleveland, Ohio 44114                                                  Roulston & Company, Inc.


         No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee who is not an interested person in MAM will receive from the Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of the Fund are under $10,000,000; $200 per meeting if net assets of the Fund are between $10,000,000 and $50,000,000; and $300 per meeting if net assets of the Fund are over $50,000,000. The estimated fees payable to the Trustees for the most recently completed fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

                               COMPENSATION TABLE

                                                Aggregate Compensation                Total Compensation From All
            Name of Trustee                         from each Fund                 Maxus Funds Payable to Trustees
            ---------------                         --------------                 -------------------------------
Richard A. Barone                                         $0                                     $0
Denis J. Amato                                            $0                                     $0
Raj Aggarwal                                              $0                                     $0
Kent W. Clapp                                            $700                                  $2,500
Robert H. Fritz                                           $0                                     $0
Steven M. Kasarnich                                      $900                                  $3,300
Burton D. Morgan                                        $1,000                                 $3,400
Michael A. Rossi                                         $900                                  $3,300
Joseph H. Smith                                          $900                                  $3,300


                               OWNERSHIP OF SHARES

         As of March 31, 2000, the only persons known by Maxus Ohio
Heartland Fund to be the beneficial owner of more than 5% of the outstanding shares of Maxus Ohio Heartland Fund were National City Bank, Trustee, Jocelyn Linsalata Trust, P.O. Box 94984 Cleveland, Ohio 44114, which owned 27,927 shares (11.30% of the outstanding shares), Resource Management Inc., 1301 East Ninth Street, Cleveland, Ohio 44114, which owned 20,000 shares (8.09% of the outstanding shares), and Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey
City, New Jersey 07303, which owned 50,289 shares (20.36% of the outstanding shares).

         As of March 31, 2000, the only persons known by Maxus Aggressive
Value Fund to be the beneficial owner of more than 5% of the outstanding shares of Maxus Ohio Heartland Fund were Resource Management 401K Profit Sharing Plan, 1301 East Ninth Street, Cleveland, Ohio 44114, which owned 209,852 shares (6.33% of the outstanding shares), and Key Trust Company, Trustee, FBO Case Alumni-Gelfand, P.O. Box 94871, Cleveland, Ohio 44101, which owned 195,758 shares (5.90% of the outstanding shares).

         As of March 31, 2000, all officers and Trustees as a group beneficially owned 40,691 shares of Maxus Ohio Heartland Fund, constituting 16.7% of the outstanding shares of such Fund, and 111,134 shares of Maxus Aggressive Value Fund, constituting 3.4% of the outstanding shares of such Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         MAM, the Funds' investment adviser, is a wholly-owned subsidiary of Resource Management Inc., d/b/a Maxus Investment Group, an Ohio corporation ("RMI") with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of each Fund are offered. Richard A. Barone is the president and a principal shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

         As compensation for MAM's services rendered to each Fund, each Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and 0.75% of average daily net assets in excess of $150,000,000. For 1999 and 1998 the Adviser received management fees from Maxus Ohio Heartland Fund in the amounts of $20,556 and $16,389, respectively. For 1999 and 1998, the Advisor received management fees from Maxus Aggressive Value Fund in the amounts of $92,017 and $29,111, respectively.

         Subject to the supervision and direction of the Funds' Trustees, MAM, as investment adviser, manages the Funds' portfolio in accordance with the stated policies of the Funds. MAM makes investment decisions for the Funds and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Funds and, subject to the direction of the Funds' Board of Trustees, is responsible for the overall management of the business affairs of the Funds, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

         Other expenses are borne by the Funds and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Funds and of the shares of each Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Funds, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund meetings, amortization of organizational expenses and costs incurred pursuant to the Funds' Distribution and Shareholder Servicing Plan described below.

DISTRIBUTION PLAN

         Each Fund has a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays MSC 0.50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares, regardless of the amount of expenses actually incurred by MSC. In 1999, $6,243 (0.50% of average net assets) was paid by Maxus Ohio Heartland Fund and $32,033
(0.50% of average net assets) was paid by Maxus Aggressive Value Fund to MSC pursuant to the Plan. Of such amounts, $34,347 was used by MSC to compensate securities dealers and other persons and organizations for providing distribution assistance and shareholder services with respect to Investor Shares, and $3,929 was expended for advertising and marketing.

         Neither Fund participates in any joint distribution activities with respect to another series or investment company.

         The Trustees believe that the Plan has benefited and will continue to benefit the Funds and the holders of Investor Shares. Among these benefits are:
(1) reductions in the per share expenses of the Funds as a result of increased assets n the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Funds as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Funds' investment objective and may better enable the Funds to meet redemption demands without liquidating portfolio securities at inopportune times.

OTHER SERVICE PROVIDERS

         Each Fund has entered into an Administration Agreement with Mutual Shareholder Services ("MSS"), pursuant to which MSS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MSS maintains each Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, each Fund pays MSS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which each Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, each Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For 1999 and 1998, Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amounts of $5,635 and $4,497, and $23,714 and $7,940, respectively. MSS is a subsidiary of RMI, the parent company of the Investment Adviser.

         Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Funds' custodian. As custodian, Star Bank maintains custody of the Funds' cash and portfolio securities.

         McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Funds. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Funds and examines their financial statements.


                              BROKERAGE ALLOCATION

         Decisions to buy and sell securities for the Funds are made by MAM subject to the overall supervision and review by the Funds' Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of MAM.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

         In executing portfolio transactions and selecting brokers and dealers, it is the Funds' policy to seek the best overall terms available. The Investment Advisory and Administration Agreement between the Funds and MAM provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which MAM exercises investment discretion.

         The Funds' Board of Trustees periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM's fee under the Investment Advisory and Administration Agreement is not reduced by reason of MAM's receiving such brokerage and research services.

         Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker's commissions. A commission is deemed as not exceeding the usual and customary broker's commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

         The Funds' Board of Trustees has determined that any portfolio transaction for the Funds may be effected through MSC if, in MAM's judgment, the use of MSC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC charges the Fund a commission rate consistent with those charged by MSC to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged each Fund by MSC to industry norms for similar sized transactions both (i) with proprietary research or other valuable services being provided and (ii) without such services being provided. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC meet the requirements of the Act. MSC will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers. The Funds will in no event effect principal transactions with MSC in over-the-counter securities in which MSC makes a market. MSC is a wholly owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Funds. Richard A. Barone is, therefore, considered to control MSC.

         Even though investment decisions for the Funds are made independently from those of the other accounts managed by MAM, investments of the kind made by the Funds may also be made by those other accounts. When the Funds and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained for or disposed of by the Funds.

         During 1999 and 1998, the aggregate amount of brokerage commissions paid by Maxus Ohio Heartlund Fund were $3,425 and $9,769, respectively, all of which was paid to MSC. During 1999 and 1998, the aggregate amount of brokerage commissions paid by Maxus Aggressive Value Fund were $64,128 and $41,250, respectively, all of which were paid to MSC.


                       CAPITAL STOCK AND OTHER SECURITIES

         The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into two series of shares, one for Maxus Ohio Heartland Fund and one for Maxus Aggressive Value Fund. Each share represents an equal proportionate interest in a Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. All consideration received by the Trust for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund and will be subject to the liabilities relating thereto.

         Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that (i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

         Whenever the approval of a majority of the outstanding shares of the Trust or of a particular Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of the Trust or such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund, whichever is less.

         Although the Trust is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Trust's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Trust.

         Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The information pertaining to the purchase and redemption of the Funds' shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

         The price paid for shares of a certain class of a Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of a Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in a Fund's investments to affect materially net asset value of its redeemable securities.

         For purposes of pricing sales and redemptions, net asset value per share of a class of a Fund is calculated by determining the value of the class's proportional interest in the assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

         For purposes of computing the net asset value per share of a Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.


                              TAXATION OF THE FUND

         Each Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in each Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, such Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of such Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Funds' transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

         Income received by a Fund from a mutual fund in such Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on cash held in the Custodian's money market deposit account and net short-term capital gains received by such Fund on the sale of mutual fund shares, will be distributed by such Fund (net of expenses incurred by such Fund) and will be taxable to shareholders as ordinary income. Because each Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in a Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, since each Fund must distribute its gain in accordance with the rules of the Code.

         Distributions of net capital gains received by each Fund from underlying mutual funds, as well as net long-term capital gains realized by each Fund from the purchase and sale of underlying mutual fund shares held by each Fund for more than one year, will be distributed by each Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

         For purposes of determining the character of income received by a Fund when an underlying fund distributes net capital gains to such Fund, such Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by a Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss only to the extent of the gain distribution. The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

         Each Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains, it will be able to offset the gains to the extent of its loss carrying forwards in determining the amount of capital gains which must be distributed to its shareholders.

                                   DISTRIBUTOR

         Shares of the Funds are offered on a best-efforts basis by MSC, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Trust.

         Pursuant to the Distribution Agreement between the Funds and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Funds' shares, to accept such orders on behalf of the Funds as of the time of receipt of such orders and to transmit such orders to the Funds' transfer agent as promptly as practicable. MSC does not receive any commissions or other compensation for the sale of shares of the Funds. However, pursuant to the Plan, MSC receives an annual distribution fee of .50% of average net assets of Shares. Certain employees of MSC may receive compensation under the Plan. See "Investment Advisory and Other Services - Distribution Plan."

         The Distribution Agreement provides that MSC shall arrange to sell the Funds' Shares as agent for the Funds and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.


                                   PERFORMANCE

         From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Funds and assume all of the Funds' dividends and capital gain distributions are reinvested. A cumulative total return reflects the Funds' performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Funds' performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for Shares of the Funds for periods ended December 31, 1999 are set forth below.

                            MAXUS OHIO HEARTLAND FUND

   Average Annual Total Returns                  Cumulative Total Returns
   ----------------------------                  ------------------------
   One Year        Life of Fund*                 One Year   Life of Fund*
   -11.03%            -15.39%                     -11.03%      -27.40%

         *From commencement of operations, February 1, 1998.

                           MAXUS AGGRESSIVE VALUE FUND

    Average Annual Total Returns                 Cumulative Total Returns
    ----------------------------                 ------------------------
     One Year     Life of Fund**                 One Year  Life of Fund**
      21.19%          8.68%                       21.19%       17.30%

         **From commencement of operations, February 1, 1998.

         Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

         All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

         Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained from the Funds without charge.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To The Shareholders and
Board of Trustees
MaxFund Trust:

We have audited the statements of assets and liabilities including the portfolios of investments, of the MaxFund Trust (comprising, respectively, of the Maxus Ohio Heartland Fund and the Maxus Aggressive Value Fund) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MaxFund Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.


/s/ McCurdy & Associates CPA's, Inc.
- ------------------------------------

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

                             SCHEDULE OF INVESTMENTS
                            MAXUS OHIO HEARTLAND FUND
                                DECEMBER 31, 1999

=============================================================================
SHARES/PRINCIPAL AMOUNT            MARKET VALUE                  % OF ASSETS
=============================================================================
 COMMON STOCKS

          BASIC MATERIALS
 2,500    A. Schulman                                40,781
 3,000    Brush Wellman                              50,437
 3,500    Hanna, (M.A.)                              38,281
 5,500    Hawk Group*                                31,969
 1,500    Lubrizol                                   46,313
 2,000    Oglebay Norton                             47,500
10,000    Olympic Steel*                             47,500
 4,000    RPM Inc                                    40,750
 2,200    Shiloh Industries*                         24,200
- ----------------------------------------------------------------------------
                                                    367,731       19.45%

          CAPITAL GOODS
 4,000    Chart Industries                           16,000
 6,750    Corrpro*                                   39,656
 2,000    Diebold                                    47,000
 4,000    Keithley Instruments                       81,500
 5,000    Sifco Industries                           34,687
 2,000    Standard Register                          38,750
 3,000    Stoneridge*                                46,313
- ----------------------------------------------------------------------------
                                                    303,906       16.07%

          CONSUMER PRODUCTS
 2,000    Baldwin Piano*                             17,000
 2,500    Consolidated Stores*                       40,625
 6,000    Elder Beerman Stores*                      30,750
 6,000    Huffy                                      31,500
15,000    International Total Services*              17,813
 2,400    Jo-Ann Stores Class B*                     24,150
 9,000    Officemax*                                 49,500
 6,000    RG Barry*                                  23,625
 5,000    Rocky Shoes & Boots*                       38,125
 3,000    Bob Evans                                  46,312
12,500    Royal Appliance*                           60,937
 2,000    Smucker, (J.M.) Class B                    32,500
 1,800    Wendy's International                      37,125
- ----------------------------------------------------------------------------
                                                    449,962       23.80%

          FINANCIALS
 5,000    Great Lakes Bancorp*                       41,875
 2,000    KeyCorp                                    44,250
 3,000    State Auto Financial                       27,375
- ----------------------------------------------------------------------------
                                                    113,500        6.00%

          HEALTHCARE
 4,000    Invacare                                   80,250
 6,000    NCS Healthcare*                            14,438
 3,000    Steris*                                    30,937
- ----------------------------------------------------------------------------
                                                    125,625        6.64%

          TECHNOLOGY
 5,500    Allen Telecom*                             63,594
 3,918    Datatrak*                                  14,203
 3,000    Kendle International*                      29,625
 3,000    Structural Dynamics*                       38,250
 4,000    Telxon                                     64,000
- ----------------------------------------------------------------------------
                                                    209,672       11.09%

          WHOLESALE DISTRIBUTION
 3,500    Applied Industrial Technologies            58,187
 1,800    Cooper Tire                                28,013
 6,000    Pioneer Standard Electronics               86,625
 5,000    Rainbow Rentals*                           35,938
- ----------------------------------------------------------------------------
                                                    208,763       11.04%

          REAL ESTATE
 4,000    Associated Estates                         31,250
 4,000    Boykin Lodging                             43,750
- ----------------------------------------------------------------------------
                                                     75,000        3.97%

          TOTAL FOR COMMON STOCKS                 1,854,159       98.06%

          CLOSED END EQUITY FUND
 4,500    Brantley Capital                           36,000        1.91%

          CASH EQUIVALENTS
17,453    Firstar Treasury Fund 4.51%                17,453        0.92%

          TOTAL INVESTMENTS (Cost - $2,526,908)   1,907,612      100.89%

          OTHER ASSETS LESS LIABILITIES             (16,844)      -0.89%

          NET ASSETS                              1,890,768      100.00%

*Non-income producing security.

                             SCHEDULE OF INVESTMENTS
                           MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999

======================================================================================
SHARES/PRINCIPAL AMOUNT                                MARKET VALUE        % OF ASSETS
======================================================================================
             COMMON STOCKS

             BASIC MATERIALS
900,000      Campbell Resources*                          154,687
 60,000      Hawk Group*                                  348,750
 12,000      Oglebay Norton                               285,000
 75,000      Olympic Steel*                               356,250
- --------------------------------------------------------------------------------------
                                                        1,144,687            9.22%

             CAPITAL GOODS
 10,000      Cubic Corp                                   218,750
 20,000      Flow International*                          227,500
 23,000      Foster, (L.B.)*                              112,125
 35,000      Osmonics*                                    321,563
 30,000      Park-Ohio Holdings Corp*                     296,250
 15,000      Tech-Sym*                                    309,375
- --------------------------------------------------------------------------------------
                                                        1,486,563           11.97%

             CONSUMER PRODUCTS
 10,100      Allou Health and Beauty Care*                 66,912
 15,000      Engle Homes                                  180,000
 60,800      First Team Sports*                           140,600
 30,000      Gibson Greetings*                            269,063
 29,300      Jaclyn Inc*                                   80,575
 20,000      Lazare Kaplan International*                 162,500
126,400      Martin Industries*                           213,300
 75,000      Michael Anthony Jewelers*                    220,313
 30,000      Oakwood Homes                                 95,625
 40,000      Rocky Shoes & Boots*                         305,000
 10,000      Saucony Class A*                             147,500
 43,600      TCBY Enterprises                             166,225
 30,000      Zapata*                                      138,750
- --------------------------------------------------------------------------------------
                                                        2,186,363           17.62%

             ENERGY
 70,000      Kaneb Services Inc*                          306,250
 36,000      Patina Oil & Gas                             310,500
 25,000      Virginia Gas                                  78,125
- --------------------------------------------------------------------------------------
                                                          694,875            5.60%


                             SCHEDULE OF INVESTMENTS
                           MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999

======================================================================================
SHARES/PRINCIPAL AMOUNT                                MARKET VALUE        % OF ASSETS
======================================================================================
             FINANCIALS
 25,000      Atlanta Sosnoff Capital*                     215,625
 30,000      Frontier Insurance Group                     103,125
 10,000      Pico Holdings Inc*                           123,125
- --------------------------------------------------------------------------------------
                                                          441,875            3.56%

             HEALTHCARE
 56,000      Carrington Labs*                             112,000
 15,000      Cholestech*                                   97,500
 30,000      Hologic*                                     172,500
 50,000      Orthologic*                                  128,125
 23,500      Spacelabs Medical*                           436,219
- --------------------------------------------------------------------------------------
                                                          946,344            7.62%

             REAL ESTATE
 10,000      Asset Investors                              111,250
 45,000      Bluegreen*                                   225,000
 10,000      Boykin Lodging                               109,375
 15,000      Captec Net Lease Realty                      112,500
- --------------------------------------------------------------------------------------
                                                          558,125            4.50%

             TECHNOLOGY
 30,000      Barringer Technologies*                      183,750
 50,000      Brown & Sharpe Manufacturing Co. Class A*    106,250
  7,000      Communications Systems                        91,000
 35,000      Datum*                                       336,875
 10,000      Media 100*                                   264,375
 12,000      Northwest Pipe*                              168,000
 95,000      Perceptron*                                  380,000
 10,000      Standard Microsystems*                       108,125
 12,000      Veritas DGC*                                 168,000
- --------------------------------------------------------------------------------------
                                                        1,806,375           14.55%

             WHOLESALE DISTRIBUTION
 10,000      Aviall*                                       81,875
164,000      Strategic Distribution*                      235,750
 52,200      TBC Corp*                                    326,250
- --------------------------------------------------------------------------------------
                                                          643,875            5.19%

             TOTAL FOR COMMON STOCKS                    9,908,082           79.83%


                             SCHEDULE OF INVESTMENTS
                           MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999

======================================================================================
SHARES/PRINCIPAL AMOUNT                                MARKET VALUE        % OF ASSETS
======================================================================================
             CLOSED END EQUITY FUNDS
 33,100      Brantley Capital                             264,800
 45,000      Equus II*                                    464,062
 20,000      Templeton China World                        158,750
- --------------------------------------------------------------------------------------
                                                          887,612            7.16%

             CASH EQUIVALENTS
1,820,716    Firstar Treasury Fund 4.51%                1,820,716           14.67%

             TOTAL INVESTMENTS (Cost - $11,908,557)    12,616,410          101.66%

             OTHER ASSETS LESS LIABILITIES               (205,603)          -1.66%

             NET ASSETS                                12,410,807          100.00%

* - Non-income producing security.

                        STATEMENT OF ASSETS & LIABILITIES
             MAXUS OHIO HEARTLAND FUND & MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999

                                                                                      OHIO
                                                                                    HEARTLAND      AGGRESSIVE
                                                                                      FUND         VALUE FUND
                                                                                      ----         ----------
ASSETS:
     Investment Securities at Market Value                                           1,907,612      12,616,410
       (Identified Cost - $2,526,908 and $11,908,557)
     Receivables:
       Receivable for investment securities sold                                        17,562               -
       Receivable for shareholder purchases                                                  -         175,200
       Dividends and interest receivable                                                 4,347          36,332
     Unamortized organization costs                                                      9,404           9,404
                                                                                    ----------      ----------
TOTAL ASSETS                                                                         1,938,925      12,837,346
                                                                                    ----------      ----------

LIABILITIES:
     Payable for investment securities purchased                                        14,875         182,063
     Payable for shareholder redemptions                                                     -          11,999
     Payble to custodian bank                                                            6,547         192,341
     Accrued Expenses                                                                   26,735          40,136
                                                                                    ----------      ----------
TOTAL LIABILITIES                                                                       48,157         426,539
                                                                                    ----------      ----------
NET ASSETS                                                                           1,890,768      12,410,807
                                                                                    ==========      ==========

NET ASSETS CONSIST OF:
     Capital Paid In                                                                 2,518,561      11,675,095
     Accumulated Undistributed Realized Gain (Loss) on Investments - Net                (8,497)         27,859
     Unrealized Appreciation (Depreciation) in Value
          of Investments Based on identified Cost - Net                               (619,296)        707,853
                                                                                    ----------      ----------
NET ASSETS                                                                           1,890,768      12,410,807
                                                                                    ==========      ==========

Net Assets
     Investors Shares                                                                1,056,751       9,128,271
     Institutional Shares                                                              834,017       3,282,536
                                                                                    ----------      ----------
          Total                                                                      1,890,768      12,410,807
                                                                                    ==========      ==========

Shares of capital stock
     Investors Shares                                                                  145,601       1,635,679
     Institutional Shares                                                              114,156         584,310
                                                                                    ----------      ----------
          Total                                                                        259,757       2,219,989
                                                                                    ==========      ==========

Net asset value per share
     Investors Shares                                                               $     7.26       $    5.58
                                                                                    ----------       ---------
     Institutional Shares                                                           $     7.31       $    5.62
                                                                                    ----------       ---------

                             STATEMENT OF OPERATIONS
             MAXUS OHIO HEARTLAND FUND & MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999

                                                               OHIO
                                                            HEARTLAND         AGGRESSIVE
                                                               FUND           VALUE FUND
                                                           -----------        ---------
INVESTMENT INCOME:
Dividend income                                            $    35,745       $   62,965
Interest income                                                  3,890           52,766
                                                           -----------        ---------
TOTAL INCOME                                                    39,635          115,731
                                                           -----------        ---------
EXPENSES:
Investment advisory fees (Note 2)                               20,556           92,017
Distribution fees (Investor shares)                              6,243           32,033
Distribution fees (Institutional shares)                             -                -
Transfer agent fees/Accounting and Pricing                       5,635           23,714
Registration and filing fees                                     3,335            7,602
Audit                                                            6,750            6,750
Custodial fees                                                   4,895            8,879
Legal                                                            3,643            8,549
Organization costs                                               3,043            3,043
Trustee fees                                                     1,900            2,500
Printing & Other Miscellaneous                                   2,878            5,621
                                                           -----------        ---------
TOTAL EXPENSES                                                  58,878          190,708

Net Investment Income (Loss)                                   (19,243)         (74,977)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized Gain (Loss) on Investments                             20,704          602,160
Unrealized Appreciation (Depreciation) on Investments         (253,998)         816,427
                                                           -----------        ---------

Net Realized and Unrealized Gain (Loss) on Investments        (233,294)       1,418,587
                                                           -----------        ---------

Net Increase (Decrease) in Net Assets from Operations      $  (252,537)      $1,343,610
                                                           ===========        =========

                       STATEMENT OF CHANGES IN NET ASSETS
             MAXUS OHIO HEARTLAND FUND & MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999

                                                                OHIO             OHIO           AGGRESSIVE        AGGRESSIVE
                                                            HEARTLAND FUND   HEARTLAND FUND     VALUE FUND        VALUE FUND
                                                            --------------   --------------     ----------        ----------
                                                               01/01/99         02/01/98         01/01/99         02/01/98
                                                                  TO               TO               TO               TO
                                                               12/31/99         12/31/98         12/31/99         12/31/98
                                                               --------         --------         --------         --------
FROM OPERATIONS:
     Net Investment Income                                       (19,243)         (11,953)         (74,977)         (34,049)
     Net Realized Gain (Loss) on Investments                      20,704          (29,201)         602,160           66,583
     Net Unrealized Appreciation (Depreciation)                 (253,998)        (365,298)         816,427         (108,574)
                                                             -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets from Operations               (252,537)        (406,452)       1,343,610          (76,040)
                                                             -----------      -----------      -----------      -----------

DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
     Net Investment Income                                             -                -                -                -
     Net Realized Gain (Loss) from Security Transactions               -                -         (370,605)         (23,824)

DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
     Net Investment Income                                             -                -                -                -
     Net Realized Gain (Loss) from Security                            -                -         (128,732)          (8,698)
                                                             -----------      -----------      -----------      -----------
Change in net assets from distributions                                -                -         (499,337)         (32,522)
                                                             -----------      -----------      -----------      -----------

FROM CAPITAL SHARE INVESTOR TRANSACTIONS:
     Proceeds from sale of shares                                487,091        2,041,091        6,985,616        3,390,273
     Dividend reinvestment                                             -                -          322,221           21,242
     Cost of shares redeemed                                    (503,089)        (489,980)      (1,806,100)        (182,918)

FROM CAPITAL SHARE INSTITUTIONAL TRANSACTIONS:
     Proceeds from sale of shares                                188,675          751,252        2,362,244        1,093,810
     Dividend reinvestment                                             -                -           79,131            1,418
     Cost of shares redeemed                                     (16,692)          (8,591)        (691,841)               -
                                                             -----------      -----------      -----------      -----------
Change in net assets from capital transactions                   155,985        2,293,772        7,251,271        4,323,825
                                                             -----------      -----------      -----------      -----------
Change in net assets                                             (96,552)       1,887,320        8,095,544        4,215,263

NET ASSETS:
     Beginning of period                                       1,987,320          100,000        4,315,263          100,000
                                                             -----------      -----------      -----------      -----------
     End of period                                             1,890,768        1,987,320       12,410,807        4,315,263
                                                             ===========      ===========      ===========      ===========

INVESTOR SHARE TRANSACTIONS:
     Issued                                                       61,455          210,183        1,247,484          694,788
     Reinvested                                                        -                -           54,574            3,666
     Redeemed                                                    (67,137)         (58,900)        (324,478)         (40,355)
                                                             -----------      -----------      -----------      -----------
Net increase (decrease) in shares                                 (5,682)         151,283          977,580          658,099
Shares outstanding beginning of period                           151,283                -          658,099                -
                                                             -----------      -----------      -----------      -----------
Shares outstanding end of period                                 145,601          151,283        1,635,679          658,099
                                                             ===========      ===========      ===========      ===========

INSTITUTIONAL SHARE TRANSACTIONS:
     Issued                                                       24,318           83,159          447,918          218,945
     Reinvested                                                        -                -           18,965            1,049
     Redeemed                                                     (2,174)          (1,147)        (122,567)               -
                                                             -----------      -----------      -----------      -----------
Net increase (decrease) in shares                                 22,144           82,012          344,316          219,994
Shares outstanding beginning of period                            92,012           10,000          239,994           20,000
                                                             -----------      -----------      -----------      -----------
Shares outstanding end of period                                 114,156           92,012          584,310          239,994
                                                             ===========      ===========      ===========      ===========

                              FINANCIAL HIGHLIGHTS
                            MAXUS OHIO HEARTLAND FUND

INVESTOR SHARES                                         01/01/99        2/1/98**
                                                           TO              TO
                                                        12/31/99        12/31/98
                                                        --------        --------
Net Asset Value -
     Beginning of Period                                   8.16          10.00
Net Investment Income                                     (0.07)         (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                            (0.83)         (1.79)
                                                         ------         ------
Total from Investment Operations                          (0.90)         (1.84)
Distributions
     Net investment income                                 0.00           0.00
     Capital gains                                         0.00           0.00
     Return of capital                                     0.00           0.00
                                                         ------         ------
          Total Distributions                              0.00           0.00
NET ASSET VALUE -
     END OF PERIOD                                       $ 7.26         $ 8.16
                                                         ======         ======

Total Return                                             -11.03%        -18.40%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)                   1,057          1,234
Ratio of expenses to average net assets                    2.88%          3.24%*
Ratio of net income to average net                        -0.94%         -0.88%*
assets
Portfolio turnover rate                                      33%             7%*


INSTITUTIONAL SHARES                                     01/01/99       2/1/98**
                                                            TO            TO
                                                         12/31/99       12/31/98
                                                         --------       --------
Net Asset Value -
     Beginning of Period                                   8.18         10.00
Net Investment Income                                     (0.04)        (0.03)
Net Gains or Losses on Securities
     (realized and unrealized)                            (0.83)        (1.79)
                                                         ------         ------
Total from Investment Operations                          (0.87)        (1.82)
Distributions
     Net investment income                                 0.00          0.00
     Capital gains                                         0.00          0.00
     Return of capital                                     0.00          0.00
                                                         ------         ------
          Total Distributions                              0.00          0.00
NET ASSET VALUE -
     END OF PERIOD                                        $7.31        $ 8.18
                                                          =====        ======


Total Return                                             -10.64%       -18.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)                     834           753
Ratio of expenses to average net assets                    2.38%         2.74%*
Ratio of net income to average net                        -0.44%        -0.38%*
assets
Portfolio turnover rate                                      33%            7%*

*annualized
**commencement of operations

                              FINANCIAL HIGHLIGHTS
                           MAXUS AGGRESSIVE VALUE FUND

INVESTOR SHARES                                         01/01/99       2/1/98**
                                                           TO             TO
                                                        12/31/99       12/31/98
                                                        --------       --------
Net Asset Value -
     Beginning of Period                                   4.80          5.00
Net Investment Income                                     (0.06)        (0.07)
Net Gains or Losses on Securities
     (realized and unrealized)                             1.08         (0.09)
                                                         ------         ------
Total from Investment Operations                           1.02         (0.16)
Distributions
     Net investment income                                 0.00          0.00
     Capital gains                                        (0.24)        (0.04)
     Return of capital                                     0.00          0.00
                                                         ------         ------
          Total Distributions                             (0.24)        (0.04)
                                                         ------         ------
NET ASSET VALUE -
     END OF PERIOD                                       $ 5.58        $ 4.80
                                                         ======        ======

Total Return                                              21.19%        -3.27%

RATIOS/SUPPLEMENTAL DATA:


Net Assets at end of period (thousands)                   9,128          3,159
Ratio of expenses to average net assets                    2.10%          2.69%*
Ratio of net income to average net assets                 -0.82%         -1.33%*
Portfolio turnover rate                                      96%           109%*


INSTITUTIONAL SHARES                                    01/01/99       2/1/98**
                                                           TO             TO
                                                        12/31/99       12/31/98
                                                        --------       --------
Net Asset Value -
     Beginning of Period                                   4.82           5.00
Net Investment Income                                     (0.04)         (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                             1.08          (0.09)
                                                         ------         ------
Total from Investment Operations                           1.04          (0.14)
Distributions
     Net investment income                                 0.00           0.00
     Capital gains                                        (0.24)         (0.04)
     Return of capital                                     0.00           0.00
                                                         ------         ------
          Total Distributions                             (0.24)         (0.04)
NET ASSET VALUE -
     END OF PERIOD                                       $ 5.62         $ 4.82

Total Return                                              21.60%         -2.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)                   3,283          1,156
Ratio of expenses to average net assets                    1.60%          2.19%*
Ratio of net income to average net assets                 -0.32%         -0.83%*
Portfolio turnover rate                                      96%           109%*

*annualized
**commencement of operations

                          NOTES TO FINANCIAL STATEMENTS
             MAXUS OHIO HEARTLAND FUND & MAXUS AGGRESSIVE VALUE FUND
                                DECEMBER 31, 1999


  1.)SIGNIFICANT ACCOUNTING POLICIES
     Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. Shares of the Funds are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Funds with other shares of the same class. Investor shares incur a distribution expense. The investment objective of Maxus Ohio Heartland Fund is to obtain a total return (a combination of capital appreciation and income). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less the $10,000,000 or more that $200,000,000 as of the date of investment. Significant accounting policies of the Funds are presented below:

     SECURITY VALUATION
     Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


     INCOME TAXES
     It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital for the Ohio Heartland Fund and accumulated undistributed net realized gains for the Aggressive Value Fund.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from each Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


  3.)RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Funds. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $20,556 by Maxus Ohio Heartland Fund and $92,017 by Maxus Aggressive Value Fund in investment advisory fees during the fiscal year ending December 31, 1999. The Funds have adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Funds shares. The Funds have entered into a distribution agreement pursuant to which the Funds pay Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $6,243 by Maxus Ohio Heartland Fund and $32,033 by Maxus Aggressive Value Fund for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services provides fund accounting and transfer agent services to the Maxus Ohio Heartland Fund and the Maxus aggressive Value Fund. Mutual Shareholder Services received fees totaling $5,635 from Maxus Ohio Heartland Fund and $23,714 from Maxus Aggressive Value Fund for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $3,425 from Maxus Ohio Heartland Fund and $64,128 from Maxus Aggressive Value Fund for the fiscal year ending December 31, 1999.


     Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per Fund per meeting.


  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 1999, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $2,518,561 for the Maxus Ohio Heartland Fund and $11,675,095 for the Maxus Aggressive Value Fund.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

  5.)PURCHASES AND SALES OF SECURITIES
     The table below displays information describing purchases and sales of investment securities, both U.S. Government obligations and non U.S. Government obligations, excluding short-term securities, made during the fiscal year ending December 31, 1999.

                                           Maxus Ohio Heartland    Maxus Aggressive Value
                                           --------------------    ----------------------
                Type of obligation                Fund                       Fund
                ------------------                ----                       ----
           Purchase of non U.S. Government       864,903                  13,018,752
           Sale of non U.S. Government           653,902                   7,615,358
           Purchase of U.S. Government                 0                           0
           Sale of U.S. Government                     0                           0

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.



     At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                                             Maxus Ohio Heartland       Maxus Aggressive Value
                                             --------------------       ----------------------
                                                     Fund                         Fund
                                                     ----                         ----
            Appreciation                            151,122                     1,666,454
            (Depreciation)                         (770,418)                     (958,601)
                                                   ---------                    ----------
            Net Appreciation (Depreciation)        (619,296)                      707,853
                                                   =========                    ==========